Exhibit 10.12

Car Model Assignment and License Agreement

Certain identified information marked with “[***]” has been omitted from this document because it is both (i) not material and (ii) the type that the registrant treats as private or confidential

CAR MODEL ASSIGNMENT AND LICENSE AGREEMENT

Volvo Car Corporation

and

Polestar New Energy Vehicle Co. Ltd.

Assignment of and license to technology related to Polestar 1 and Polestar 2

Car Model Assignment and License Agreement

TABLE OF CONTENTS

1.	DEFINITIONS	3
2.	AGREEMENT	3
3.	VOLVO TECHNOLOGY	4
4.	LICENSE GRANT	4
5.	ASSIGNMENT	4
6.	FEE AND PAYMENT TERMS	5
7.	DEVIATIONS FROM THE FRAMEWORK ASSIGNMENT AND LICENSE AGREEMENT	5
8.	TERM AND TERMINATION	5

APPENDICES

Appendix 1–Polestar 1 and Polestar 2 specification

Appendix 1.1–Volvo Technology

Appendix 2–Framework Assignment and License Agreement

Appendix 3–Fee

Car Model Assignment and License Agreement 3(4)

This CAR MODEL ASSIGNMENT AND LICENSE AGREEMENT (this “Car Model Assignment and License Agreement”) is entered into on 31 October 2018 and made between:

(1)	Volvo Car Corporation, Reg. No. 556074-3089, a limited liability company incorporated under the laws of Sweden (“Volvo Cars”); and

(2)	Polestar New Energy Vehicle Co. Ltd., Reg. No. 91510100MA6BX1H33P, a limited liability company incorporated under the laws of People’s Republic of China (“Polestar”).

Each of Volvo and Polestar is hereinafter referred to as a “Party” and jointly as the “Parties”.

BACKGROUND

A.

The Parties have entered into the Framework Assignment and License Agreement attached hereto as Appendix 2 (the “Framework Assignment and License Agreement”) setting out the general terms and conditions in relation to licenses to certain technology to be granted by Volvo Cars to Polestar under separate car model assignment and license agreements.

B.	Polestar now wishes to obtain such licenses in relation to the Polestar Vehicle (as defined in Section 1.2 below).

C.	In light of the foregoing, the Parties have agreed to execute this Car Model Assignment and License Agreement.

1.	DEFINITIONS

1.1

To the extent not defined herein, all capitalised terms shall have the meaning ascribed to them in the Framework Assignment and License Agreement. Capitalised terms in singular shall have the same meaning in plural and vice versa.

1.2	In addition, for the purposes of this Car Model Assignment and License Agreement, the term “Polestar Vehicle” shall mean the Polestar 1 and Polestar 2 vehicles.

2.	AGREEMENT

2.1

This Car Model Assignment and License Agreement sets out the specific terms in relation to the Polestar Vehicle. The general terms and conditions in relation to the obligations of the Parties hereunder are set out in the Framework Assignment and License Agreement.

2.2	This Car Model Assignment and License Agreement and its appendices form an integral part of the Framework Assignment and License Agreement.

2.3

In the event there are any contradictions or inconsistencies between the terms of this Car Model Assignment and License Agreement and the appendices hereto, the Parties agree that they shall prevail over each other in the following order if not specifically stated otherwise in such document or the context or circumstances clearly suggest otherwise:

Car Model Assignment and License Agreement 4(4)

(a)	this main document of this Car Model Assignment and License Agreement;

(b)	Appendix 1—Polestar 1 and Polestar 2 specification;

(c)	Appendix 3—Fee; and

(d)	Appendix 2—Framework Assignment and License Agreement.

3.	VOLVO TECHNOLOGY

3.1

Volvo Cars agrees to, in accordance with the terms and conditions of the Framework Assignment and License Agreement, to Polestar deliver and ^ant licenses to the Volvo Technology in relation to the Polestar Vehicle. The delivery of such Volvo Technology shall comply with the provisions set out in this Car Model Assignment and License Agreement and in the Framework Assignment and License Agreement.

3.2

A specification setting forth, on an overall level, the deliverables to be performed by Volvo Cars in relation to the Polestar Vehicle is set out in Appendix 1. The details of said specification are available in the Volvo KDP Engineering Database 18w37 and in the Volvo Lotus Notes Database 18w37. A final specification of the deliverables shall, subject to good faith discussions between the Parties, be made at Jobl+90 as a part of the Final Status Report (FSR). All of the aforementioned specifications shall be considered an integral part of Appendix 1 and consequently also this Car Model Assignment and License Agreement.

3.3

As regards Appendix 1.1, such Volvo Technology set forth therein is specified at the time of entering into this Car Model Assignment and License Agreement, but a final allocation of the Volvo Technology shall, subject to good faith discussions between the Parties, be made at Jobl+90 as a part of the Final Status Report (FSR) (as described in the VPDS). For the avoidance of doubt, such technology specified as Polestar Technology (as defined in the Framework Assignment and License Agreement) in Appendix 1.1 falls outside the scope of this Car Model Assignment and License Agreement. The Parties thus acknowledge that only such technology specified as Volvo Technology in Appendix 1.1 shall be considered for the purpose of this Car Model Assignment and License Agreement.

4.	LICENSE GRANT

Volvo Cars hereby grants to Polestar a license to the Volvo Technology in relation to the Polestar Vehicle in accordance with what is set out in the Framework Assignment and License Agreement, and in particular Section 3 of the Framework Assignment and License Agreement.

5.	ASSIGNMENT

For the purpose of this Car Model Assignment and License Agreement, there is no assignment of Polestar Technology from Volvo Cars to Polestar. The Parties acknowledge that any references made in the Framework Assignment and License Agreement and in Appendix 1.1 in relation to the Polestar Technology (and the assignment thereof shall thus not be considered.

Car Model Assignment and License Agreement 5(4)

6.	FEE AND PAYMENT TERMS

6.1

In consideration of the licenses granted hereunder and the Parties’ performance of their respective obligations under the Framework Assignment and License Agreement and this Car Model Assignment and License Agreement, each Party agrees to pay to the other Party the Fee as described in Appendix 3.

6.2	The Fee shall be determined between the Parties as described in Appendix 3.

6.3

To the extent the Fee shall be determined based on actual development costs, such shall be calculated on a time and material basis applying arm’s length hourly rates using the cost plus method, i.e. full cost incurred plus an arm’s length mark-up. The hourly rates should be reviewed, updated and agreed between the Parties on an annual basis. Moreover, such actual development costs shall at all times be subject to the principles set out in the Framework Assignment and License Agreement.

6.4	Volvo Cars shall continuously keep Polestar informed of such generated and expected development costs.

6.5

All amounts and payments referred to in this Car Model Assignment and License Agreement shall be paid in SEK. Additional payment terms are set out in the Framework Assignment and License Agreement and in Appendix 3.

7.	DEVIATIONS FROM THE FRAMEWORK ASSIGNMENT AND LICENSE AGREEMENT

For the purposes of this Car Model Assignment and License Agreement, Section 9.1.3 of the Framework Assignment and License Agreement shall not apply.

8.	TERM AND TERMINATION

This Car Model Assignment and License Agreement shall become effective as set forth in the preamble to this Agreement and shall remain in force and be able to be terminated in accordance with what is set out in the Framework Assignment and License Agreement.

[Signature page follows]

Car Model Assignment and License Agreement 6(4)

This Agreement has been signed in two (2) originals, of which the parties have received one (1) each. The Parties acknowledge that this Agreement shall be binding upon the Parties already upon the signing and exchange of scanned version thereof, including scanned signature.

VOLVO CAR CORPORATION

Place: Gothenburg

/s/ Hans Oscarsson	/s/ Hanna Fager
Signature	Signature

Hans Oscarsson	Hanna Fager
Clarification of signature and title	Clarification of signature and title

Car Model Assignment and License Agreement 7(4)

POLESTAR NEW ENERGY VEHICLE CO. LTD.

Place: Gothenburg

Signature	Signature

Clarification of signature and title	Clarification of signature and title

APPENDIX 1

APPENDIX 1

POLESTAR 1 AND POLESTAR 2 SPECIFICATION

[***]

APPENDIX 2

APPENDIX 2

FRAMEWORK ASSIGNMENT AND LICENSE AGREEMENT

The Parties agree to in good faith and as soon as possible after the Framework Assignment and License Agreement has been signed by the Parties, replace this Appendix 2 with a photocopy of said signed Framework Assignment and License Agreement.

APPENDIX 3

APPENDIX 3

FEE

[***]

Certain identified information marked with “[***]” has been omitted from this document because it is both (i) not material and (ii) the type that the registrant treats as private or confidential

SIDE LETTER

This side letter (“Side Letter”) is entered into on 31 October 2018 and made between:

Volvo Car Corporation, Reg. No. 556074-3089, a limited liability company incorporated under the laws of Sweden (“Volvo Cars”);

Polestar Performance AB, Reg. No. 556653-3096, a limited liability company incorporated under the laws of Sweden (“Polestar Sweden”); and

Polestar New Energy Vehicle Co. Ltd., Reg. No. 91510100MA6BX1H33P, a limited liability company incorporated under the laws of the People’s Republic of China (“Polestar China”).

Each of Volvo Cars, Polestar Sweden and Polestar China is hereinafter referred to as a “Party” and jointly as the “Parties”. Polestar Sweden and Polestar China are jointly referred to as the “Polestar Entities”.

BACKGROUND

A.

Volvo Cars has entered into two separate car model assignment and license agreements, one with Polestar Sweden and one with Polestar China in relation to grant of licenses to certain technology and know-how related to the Polestar branded vehicles Polestar 1 and Polestar 2 (the “Car Model Assignment and License Agreements”).

B.	Unless otherwise defined in this Side Letter, capitalized terms used herein shall have the meaning ascribed to them in each of the Car Model Assignment and License Agreements.

C.	The Parties now wish to clarify in writing the contractual setup and the relationship between the two Car Model Assignment and License Agreements, as set out below.

1.	CONTRACTUAL SET-UP

Even though the Car Model Assignment and License Agreements are two separate agreements with different parties, the Parties acknowledge that their intention is that the Car Model Assignment and License Agreements actually constitute one and the same agreement.

2.	FEE

2.1

The Parties acknowledge that the Polestar Entities shall pay to Volvo Cars a Fee for the license to Volvo Technology and PS Unique Volvo Technology as referenced to in the Car Model Assignment and License Agreement and as further described in Appendix 3 thereto. The Fee set out in Appendix 3 to each Car Model Assignment and License Agreement amounts to a certain specified percentage of Volvo Cars’ actual development costs for the Volvo Technology and the PS Unique Volvo Technology, respectively.

2(5)

2.2

The Parties agree that the percentages and amounts set out in Appendix 3 to each of the Car Model Assignment and License Agreement shall be interpreted in the light of the fact that the two Car Model Assignment and License Agreements shall actually constitute one and the same agreement. The Parties intention is therefore that the total amount payable to Volvo Cars under the two Car Model Assignment and License Agreements shall be split between the Polestar Entities. The foregoing applies to both already incurred developments costs and future development costs.

2.3	[***]

2.4	[***]

3.	NO SUB-LICENSING BETWEEN THE POLESTAR ENTITIES

The Parties acknowledge that the rights granted to the Polestar Entities is to some extent sub-licensable to inter alia Polestar Affiliates under the Car Model Assignment and License Agreements. It is, however, not the intention of the Parties that the Polestar Entities shall be allowed to sub-license the rights granted under each of the Car Model Assignment and License Agreements to each other instead of utilising the rights granted to such Polestar Entity under its own Car Model Assignment and License Agreement. In the light of the above, the Polestar Entities shall thus not be allowed to sub-license any of the rights granted under the Car Model Assignment and License Agreements between them, but only to other Polestar Affiliates of them as stipulated in each of the Car Model Assignment and License Agreements.

4.	AMENDMENTS

The Parties agree that, if an amendment is made to one of the Car Model Assignment and License Agreements, the Party not being a Party to such amended Car Model Assignment and License Agreement agrees to make the corresponding amendment to the Car Model Assignment and License Agreement it is a Party to, unless otherwise agreed between the Parties.

5.	TERMINATION

5.1

If one of the Car Model Assignment and License Agreements is terminated, the Parties hereby agree that Volvo Cars shall have a right to terminate the other Car Model Assignment and License Agreement with immediate effect.

5.2	A breach of this Side Letter shall be considered a material breach under each of the Car Model Assignment and License Agreements.

6.	DISPUTE RESOLUTION

The Parties intention is that the identical arbitration clauses in each of the Car Model Assignment and License Agreements shall function as one and the same arbitration agreement entered into between, on the one hand, Volvo Cars, and, on the other hand, the Polestar Entities. Accordingly, the Parties agree that any disputes, controversies or claims arising out of or in connection with the Car Model Assignment and License Agreements, and/or this Side Letter, or the breach, termination or invalidity thereof, may be consolidated into one arbitration proceeding.

3(5)

7.	MISCELLANEOUS

7.1

This Side Letter shall become effective as set forth in the preamble of this Side Letter and shall remain in force, in relation to the relevant Parties, for the duration of the relevant Car Model Assignment and License Agreement.

7.2

This Side Letter is hereby incorporated to, and shall form an integral part of, in relation to the relevant Parties, the relevant Car Model Assignment and License Agreement. This Side Letter takes precedence over the Car Model Assignment and License Agreements if they are contradictory or ambiguous.

[Signature page follows]

4(5)

This Side Letter has been signed in three (3) originals, of which the parties have received one (1) each. The Parties acknowledge that this Side Letter shall be binding upon the Parties already upon the signing and exchange of scanned version thereof, including scanned signatures.

VOLVO CAR CORPORATION

Place: Gothenburg

/s/ Hans Oscarsson	/s/ Hanna Fager
Signature	Signature

Hans Oscarsson	Hanna Fager
Clarification of signature and title	Clarification of signature and title

POLESTAR PERFORMANCE AB

Place: Gothenburg

/s/ Hans Oscarsson	/s/ Maria Hemberg
Signature	Signature

Hans Oscarsson	Maria Hemberg
Clarification of signature and title	Clarification of signature and title

POLESTAR NEW ENERGY VEHICLE CO. LTD.

Place: Gothenburg

Signature	Signature

Clarification of signature and title	Clarification of signature and title

EXECUTE VERSION

Certain identified information marked with “[***]” has been omitted from this document because it is both (i) not material and (ii) the type that the registrant treats as private or confidential

SUPPLEMENT

TO

CAR MODEL ASSIGNMENT AND LICENSE AGREEMENT

between

VOLVO CAR CORPORATION

AND

POLESTAR NEW ENERGY VEHICLE CO. LTD

EXECUTE VERSION

This Supplement to CAR MODEL ASSIGNMENT AND LICENSE AGREEMENT (the “Supplement”) is entered into on                         2019 and made between:

1)	Volvo Car Corporation, Reg, No. 556074-3089, a limited liability company incorporated under the laws of Sweden (“Volvo Cars”); and

2)	Polestar New Energy Vehicle Co. Ltd,, Reg, No. 91510100MA6BX1H33P, a limited liability company incorporated under the laws of People’s Republic of China (“Polestar”).

Each of Volvo Cars and Polestar is hereinafter individually referred to as “Party” and collectively as “Parties”.

1.	BACKGROUND AND PURPOSE

The Parties entered into a Framework Assignment and License Agreement (the “Framework Agreement”) and a Car Model Assignment and License Agreement for the license to technology related to the Polestar 1 and Polestar 2 (the “License Agreement”) on 31 October 2018. The Parties to the License Agreement now wishes to make certain clarifications and amendments to said agreement, which is the purpose of these amendments, below the “Amendments”.

2.	DEFINITIONS

Any capitalized term not explicitly defined in these Amendments shall have the meaning as described in the License Agreement.

3.	CONTRACTUAL STRUCTURE AND CONFLICTS

In the event of any conflicts in the content of the License Agreement and these Amendments, the content of a contractual document with a later date of signature shall prevail.

4.	RECONSILIATION OF ACTUAL DEVELOPMENT COST 1 JULY TO 31 DECEMBER 2018

4.1.

As stated in Appendix 3 to the License Agreement the Parties have agreed that the Fee payable by Polestar for the Licenses granted under the License Agreements should be calculated as a certain percentage of Volvo Car’s actual development cost. Section 1.2.3, in Appendix 3 to the License Agreement outline the estimated remainingdevelopment cost after June 2018 until Jobl+ 90 days but the Parties acknowledge that the amounts are an estimation and that the Fee payable by Polestar should be based on the actual development cost.

EXECUTE VERSION

4.2.	- 4.5 [***]

5.	GENERAL PROVISIONS

5.1.	This Supplement shall become effective upon signature by all Parties unless explicitly agreed otherwise in writing.

5.2.	Sections 17 and 18 of the Framework Agreement shall apply to this Supplement as well.

6.	ENTIRE AGREEMENT

This Supplement, including the License Agreement, constitutes the entire agreement between the Parties with regard to the purpose as described in Clause 1, hereinabove. The Parties hereby agree that all other terms and conditions in the License Agreement not specifically amended and clarified through these Supplement shall remain in full force and effect.

EXECUTE VERSION

This Supplement have been executed in two (2) originals of which the Parties have taken one each.

VOLVO CAR CORPORATION

Place:

/s/ Per Ansgar	/s/ Maria Hemberg
Signature	Signature

Per Ansgar, acting CFO	Maria Hemberg SVP, General Counsel
Clarification of signature and title	Clarification of signature and title

POLESTAR NEW ENERGY VEHICLE CO. LTD.

Place:

/s/ Lars Danielson
Signature	Signature

Lars Danielson
Clarification of signature and title	Clarification of signature and title

Agreement No.: PS20-032

Certain identified information marked with “[***]” has been omitted from this document because it is both (i) not material and (ii) the type that the registrant treats as private or confidential.

AMENDMENT AGREEMENT

This Amendment Agreement to the Car Model Assignment and License Agreement (“Amendment”) is between Volvo Car Corporation, Reg. No. 556074-3089, a corporation organized and existing under the laws of Sweden (“Volvo Cars”) and Polestar New Energy Vehicle Co. Ltd., Reg. No. 91510100MA6BX1H33P, a limited liability company incorporated under the laws of People’s Republic of China (“Polestar”).

Each of Volvo Cars and Polestar is hereinafter referred to as a “Party” and jointly as the “Parties”.

BACKGROUND

A.	The Parties have entered into a Car Model Assignment and License Agreement on 31 October 2018 (the “Agreement”).

B.

The Parties have found errors in the Agreement, specifically with respect to the calculations that lie beneath the fees payable, the pricing models and scope of licenses. The Parties therefore wish to rectify those errors by amending the Agreement to the extent set out below.

C.	Now, therefore, the Parties agree as follows:

1.	SCOPE OF AMENDMENT

1.1

The Agreement will be deemed amended to the extent herein provided and will, except as specifically amended, continue in full force and effect in accordance with its original terms. In case of any discrepancy between the provisions of this Amendment and the Agreement, the provisions of this Amendment shall prevail. Any definitions used in this Amendment shall, unless otherwise is stated herein, have the respective meanings set forth in the Agreement.

1.2	The amendments to the provisions in the Agreement as stated in Section 2 below, such provisions highlighted for ease of reference in bold italics, are effective as of the 31 October 2018.

2.	AMENDMENTS

2.1	Definition “Polestar Vehicle” in section 1.2 of the Agreement shall be replaced in its entirety as follows:

““Polestar Vehicle” means (i) any Polestar branded vehicles for Volvo Technology not included in category 4 as stated in Appendix 1.1, and (ii) only PSI [***]) and PS2 [***] for Volvo Technology included in category 4 as stated in Appendix 1.1”

2.2	Appendix 3 to the Agreement shall be replaced in its entirety by Appendix 3 attached to this Amendment.

3.	GENERAL PROVISIONS

3.1	This Amendment is and should be regarded and interpreted as an amendment to the Agreement. The validity of this Amendment is therefore dependent upon the validity of the Agreement.

3.2

No amendment of this Amendment will be effective unless it is in writing and signed by both Parties. A waiver of any default is not a waiver of any later default and will not affect the validity of this Amendment.

[SIGNATURE PAGE FOLLOWS]

VOLVO CAR CORPORATION		POLESTAR NEW ENERGY VEHICLE CO. LTD.

By:	/s/ Carla De Geyseleer	By:	/s/ Lars Danielson

Printed Name:	Carla De Geyseleer	Printed Name:	Lars Danielson

Title:	Title:

Date:	Date:

By:	/s/ Hanna Fager	By:

Printed Name:	Hanna Fager	Printed Name:

Title:	Title:
Date:	Date:

2(3)

APPENDIX 3

1. FEE FOR VOLVO TECHNOLOGY

1.1	Principles for determining the Fee

1.1.1 As regards the Volvo Technology, the Fee shall (i) be determined based on Volvo Cars’ actual development costs for developing the Volvo Technology, and (ii) include the value of so called Existing Know-How and Technology (“EKT”).

[***]

Agreement No.: PS20-079

Novation Agreement

This Novation Agreement (the “Agreement”) is entered into by and among the following parties on 8 December, 2020.

Polestar New Energy Vehicle Co.,                                                                                                                   registration number (USCC) 91310000MA1FL17P99, a limited liability company duly incorporated and validly existing under the Laws of People’s Republic of China (the “Transferor”)

Polestar Automotive China Distribution Co., Ltd.

registration number (USCC) 91310000MA1GWM6F9C, a limited liability company duly incorporated and validly existing under the Laws of People’s Republic of China (the “Transferee”); and

Volvo Car Corporation, registration number 556074-3089, a limited liability company duly incorporated and validly existing under the Laws of Swedish (the “Volvo Cars”).

The above parties shall be hereinafter referred to as a “Party” individually and as the “Parties” collectively.

WHEREAS:

(1)

The Transferor and Volvo Cars entered into a Framework Assignment and License Agreement as well as a Car Model Assignment and License Agreement in relation to license to technology to Polestar 1 and Polestar 2 car models on 31 October, 2018

(2)

The Transferor and Volvo Cars also entered into a Supplement to the Car Model Assignment and License Agreement in September 2019, and an Amendment Agreement to the Car model Assignment and License Agreement in June 2020

(3)	The Agreements, Supplement and Amendment mentioned in Section 1 and 2 above are collectively referred to as the “Original Agreements”

(4)	The Transferor agrees to transfer all of the rights and outstanding obligations under the Original Agreements to the Transferee and the Transferee agrees to accept such transfer.

i

Agreement No.: PS20-079

NOW, THEREFORE, the Parties hereby agree as follows:

Article 1 Transfer of Rights and Obligations

1.1

The Parties hereby agree, by execution of this Agreement and subject to the terms and conditions contained herein, that the Transferor hereby transfers all of its rights and outstanding obligations under the Original Agreements to the Transferee, and the Transferee agrees to substitute the Transferor as a party to the Original Agreements, and shall acquire all of the rights of the Transferor under the Original Agreements and undertake all of the outstanding obligations of the Transferor thereunder on the Effective Date (as defined below).

1.2.	As of the Effective Date of the Agreement, the Transferor shall not be severally liable for any liability of the Transferee to perform its obligations under the Original Agreements.

1.3	The Transferee confirms that it can fully perform all obligations as they exist under the Original Agreements.

Article 2 Taxes, Costs and Expenses

The Parties shall be responsible for any taxes, costs and expenses incurred by them respectively in connection with the rights and obligation transfer according to this Agreement.

Article 3 Effectiveness

This Agreement shall become effective on the date that it is duly executed by all the Parties (the “Effective Date”).

Article 4 Governing Law and Dispute Resolution

Sections 17 and 18 of the Framework Assignment and License Agreement shall apply to this Agreement as well.

Article 5 Language and Originals

This Agreement shall be made in English and in three originals with each Party keeping one original.

[Signature pages to follow]

2

IN WITNESS whereof the Parties hereto have executed the Agreement as of the date first above written.

The Transferor: Polestar New Energy Vehicle Co.,
(Seal)

/s/ Lars Danielson

Legal Representative: Lars Danielson

The Transferee: Polestar Automotive China Distribution Co., Ltd. (Seal)

/s/ Lars Danielson

Legal Representative: Lars Danielson

Volvo Cars: Volvo Car Corporation

/s/ Carla De Geyseleer

Printed Name: Carla De Geyseleer

Title: CFO

Date: 17 Dec 2020

/s/ Maria Hemberg

Printed Name: Maria Hemberg

Title: General Counsel

Date: 17 Dec 2020